UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):



                                  July 7, 2004



                            ULTRALIFE BATTERIES, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdiction of incorporation or organization)




         0-20852                                     16-1387013
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(Commission File Number)                (I.R.S. Employer Identification No.)




                 2000 Technology Parkway, Newark, New York 14513
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               (Address of principal executive offices) (Zip Code)



                                 (315) 332-7100
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              (Registrant's telephone number, including area code)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1     Press Release dated  July 7, 2004



ITEM 9. REGULATION FD DISCLOSURE.

The Company today reported that it closed on a new secured credit facility, effective June 30, 2004 totaling $25 million. This new facility is comprised of a five-year $10 million term loan and a three-year $15 million revolving credit facility. This agreement replaces the company's $15 million credit facility that expired on June 30. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ULTRALIFE BATTERIES, INC.



Dated: July 7, 2004                 By:  /s/ Peter F. Comerford
                                    -------------------------------------
                                             Peter F. Comerford
                                       VP of Admin. and General Counsel



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                                INDEX TO EXHIBITS




(99)     ADDITIONAL EXHIBITS




99.1     Press Release dated July 7, 2004




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